Exhibit 32.2

CERTIFICATION BY PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CASI Pharmaceuticals, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Larry (Wei) Zhang, as Principal Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the dates and periods covered by the Report.

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

Date: May 12, 2022	/s/ Larry (Wei) Zhang
Larry (Wei) Zhang
Principal Financial Officer